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                                                                    Exhibit 10.8

             SECOND AMENDMENT TO AMENDED LEASE BETWEEN PINAL COUNTY
         AND EVERGREEN AIR CENTER, INC., DATED JUNE 12, 1992, AS AMENDED
                                  July 1, 1998,

     This Second Amendment is entered into as of this 16th day of August, 2000, by and between PINAL COUNTY, a political subdivision of the State of Arizona ("Pinal"), acting by and through its Board of Supervisors ("Board"), and EVERGREEN AIR CENTER, INC., an Oregon corporation ("Tenant").

     WHEREAS, Pinal is the Lessor of the Leased Premises described in the June 12, 1992, Amended Lease, as amended July 1, 1998 ("Lease"), and Evergreen Air Center, Inc., is the tenant of the Leased Premises; and

     WHEREAS, as of this date, August 16, 2000, pursuant to Paragraph 1.2.2.1 of the Lease, Tenant is required to release Parcel 4 from the Lease as Tenant has not placed Qualified Improvements upon Parcel 4; and

     WHEREAS, Tenant has requested additional time to present a plan for use of Parcel 4 under the Lease and Tenant has offered to pay for said additional time, and the Board has determined it is in the best interest of Pinal to allow the Tenant additional time for such a presentation.

     THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, Pinal and Tenant hereby mutually agree as follows:

1. Upon the execution of this Amendment, Evergreen will pay to Pinal One Thousand Dollars ($1,000.00) for a six month extension of time from August 16, 2000, to February 16,2001, and Pinal, upon said execution and payment of monies, hereby grants said extension.

2. By February 16, 2001, Tenant may present Pinal with a plan for the use of Parcel 4 under the Lease, and the Board, at its discretion, may accept or reject the plan.

3. On February 16, 2001, if the Board has not been presented with a plan acceptable to the Board, then the Board may, upon payment of an additional One Thousand Dollars ($1,000.00) by Tenant to Pinal, extend the time for one additional six-month period to August 16, 2001.

4. If Tenant fails to present a plan for the use of Parcel 4, which is acceptable to the Board, within the time periods granted by the Board, then Tenant shall proceed to release Parcel 4 as required by the Lease.

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5.   If the Board approves a plan for the use of Parcel 4 or any portion of
     Parcel 4, then said parcel or any portion thereof, shall remain part of the Lease, and the Tenant shall pay additional rent as required by the Lease and release from the Lease the portion of Parcel 4 not covered by the plan, if any.

6. The remaining provisions, terms and conditions of the June 12, 1992, Amended Lease, as amended July 1, 1998, remain the same and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the day and year first herein written.

                                           PINAL COUNTY, a political subdivision
                                           of the State of Arizona, by and
                                           through its Board of Supervisors

                                           By:    /s/  Lionel D. Ruiz
                                              -----------------------------
                                                     Lionel D. Ruiz
                                                 Chairman of the Board
                                                       08-16-00
ATTEST:

 By:       /s/  Sheri Cliff
    --------------------------------
       Sheri Cliff, Deputy Clerk
          Clerk of the Board
                                           EVERGREEN AIR. CENTER, INC.

                                           By:     /s/  Tom Fedderson
                                              -----------------------------
                                           Its     Sr. Vice President
                                              -----------------------------
                                                        (Title)

STATE OF ARIZONA       )
                       ) ss.
COUNTY OF Pinal        )


     The foregoing Amendment to Amended Lease Between Pinal County and Evergreen Air Center, Inc., Dated June 12, 1992, was acknowledged before me, a Notary Public, this 11 day of August, 2000, by Tom Fedderson, as VP Finance of Evergreen Air Center, an Oregon corporation, who being authorized to do so, executed the foregoing instrument on behalf of the corporation for the purposes stated therein.

                                            By:    /s/  Brenda J. Kline
                                               ----------------------------
                                                      Brenda J. Kline
                                                       Notary Public

My Commission Expires:  July 31, 2003
                       --------------

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